                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): October 26, 2000

                           ART TECHNOLOGY GROUP, INC.
             (Exact name of registrant as specified in its charter)

    Delaware                       000-26679                      04-3141918
(State or other             (Commission File Number)            (IRS Employer
jurisdiction of                                              Identification No.)
incorporation)

                      25 First Street, Cambridge, MA 02141
               (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code: (617) 386-1000

                                 Not Applicable
          (Former name or former address, if changed since last report)

ITEM 5.  OTHER EVENTS

         1. On October 26, 2000, we issued a press release announcing our third quarter financial results. A copy of a portion of the financial information included in the press release is attached as Exhibit 99.1.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  October 26, 2000                    ART TECHNOLOGY GROUP, INC.


                                            By: /S/ ANN C. BRADY
                                               -----------------------------
                                               Ann C. Brady
                                               Chief Financial Officer and
                                               Vice President, Finance

                             EXHIBIT INDEX

99.1